[Customer Logo]	Exhibit 10.39

XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITY ACT OF 1933, AS AMENDED.

AGREEMENT OF PURCHASE AND SALE
BY AND BETWEEN
GIGABEAM CORPORATION AND MINISTRY OF THE INTERIOR, KINGDOM OF BAHRAIN

THIS AGREEMENT OF PURCHASE AND SALE (the “Agreement”) is as of the date last executed below, by and between

A.	GigaBeam Corporation(hereinafter “GigaBeam”), a Delaware corporation having its principal office at 470 Springpark Place, Suite 900, Herndon, VA 20170 USA; and.

B.	Ministry of the Interior, Kingdom of Bahrain (hereinafter the “Ministry”), having its principal office at the Ministry of the Interior Headquarters, The Police Fort, Manama, Kingdom of Bahrain.

Recitals

Whereas, the Ministry desires to purchase, install and operate a wireless network in the Kingdom of Bahrain and GigaBeam is engaged in the development, manufacture and sale of point to point wireless telecommunications radio links capable of transmission speeds at or in excess of a gigabit per second under the trade name “WiFiber®”’

Now therefore, the parties agree to the following:

1.0 Scope of Work

Gigabeam proposes to provide its WiFiber radio links to the Ministry for installation on rooftops or towers at or near the locations selected by the Ministry.

The solution for the Ministry’s wireless network will consist of the following to be provided by GigaBeam:

•	[XXXXX] Gigabeam Links
•	[XXXXX] at all sites.
•	[XXXXX] Uninterrupted Power Supply (UPS).
•	[XXXXX] to be located in the main Ministry Police Fort equipment room.

2.0 Site Survey

The MPOE (minimum point of entry) for each Gigabeam link radio will be the roof top or tower at each location. If not already completed for a particular location, Gigabeam will work with representatives from the Ministry and their designated electrical contractors to perform an initial site survey. The site survey will consist of the following:

a.	Identify proposed WiFiber installation locations and obtain GPS coordinates of each location
b.	Establish and document clear line of sight for each proposed location
c.	Determine radio mounting requirements at proposed WiFiber locations.
d.	Take pictures of proposed locations and the far side (if possible) to document that there is clear line of site and no obstructions at the proposed locations.

e.	Document other RF devices in the path of the proposed locations.
f.	Identify 3rd Party Towers or other alternative locations to mount Gigabeam radios
g.	Determine the path for electrical, network cabling and grounding
h.	Draft preliminary network design drawings

3.0  Equipment Purchase and Pricing

GigaBeam will sell and the Ministry will purchase the WiFiber links for the purchase prices below.

Model	Description	Quantity	Total Price

WiFiber G-1.25-24	GigaBeam Full Duplex GigE Transceiver Link Pair - Includes two (2) GigE Transceiver Units	[XXXXX] Links	US$[XXXXX]

Antenna	24”	[XXXXX]	[XXXXX]
Power	Uninterrupted Power Supply (UPS)	[XXXXX]	[XXXXX]

The foregoing pricing is subject to the following:

•
The price for the sale of equipment is ex works (GigaBeam’s US facilities) and does not include an allowance for freight, handling, import duty or local taxes which shall be for the account of the Ministry.

•	Payment Terms: $[XXXXX] upon issuance of purchase order and US$[XXXXX] upon delivery to local customs, Kingdom of Bahrain.

•
[XXXXX] and [XXXXX] are to be included in the price of this proposal. All data cables from the radios will be terminated at the Ministry’s switch facility per location. It is understood that the Ministry will support with best efforts regarding the availability and access to the specified sites.

Installation Requirement and Installation Pricing

Installation Requirements

•	A 100mm outside diameter pole mount, tripod or mast for mounting the radios and antennas. The total weight of each radio/antenna combination is approximately [XXXXX].

•
A fiber optic cable feed for each radio.  The fiber should be single mode SC fiber and should extend from the points at which the radios will be installed to the location in which the Ministry’s network equipment will be housed. Since the radio installations will likely be on a roof or on a tower, fiber must be properly threaded between these two points using appropriate building risers and cable conduits.

•
A Cat 5 10/100baseT cable is required for each radio. Similar to the fiber optic cable, this should extend from the radio installation site to the equipment room where the Ministry’s network equipment will be situated.

•	A -48V DC feed, capable of supplying 2amp, for each radio. This should be of sufficient length to extend to the installation point of each radio

Supporting Documentation and Training

•	Gigabeam Link Operations will provide technical manuals to the Ministry’s engineers for Gigabeam installed equipment.

•	Gigabeam provides onsite and offsite training by our certified training instructors. The Ministry can arrange for further post installation training by one of our certified Gigabeam instructors.

Post Installation Support

•	Network Monitoring software and integration, and specific SLA criteria will be developed between Gigabeam and the Ministry

Item	Description	Price
Installation	Training of Ministry staff, installation, integration and commissioning, of the links supply of [XXXXX] and [XXXXX]	US$[XXXXX]
[XXXXX] and [XXXXX]	At all sites	[XXXXX]
Mounting Hardware/Brackets	At all sites	[XXXXX]
[XXXXX]	To be installed at Ministry Police Fort equipment room	[XXXXX]

Payment Terms: Installation to be billed and payable on a [XXXXX] from commissioning of each link.

5.0 Gigabeam Warranty

Standard warranty period for all Gigabeam WiFiber radios is 12 months from the date of installation if performed by GigaBeam or delivery if installation performed by the Ministry or its vendors. During the warrantee period, GigaBeam will repair or replace at its options WiFiber radios which fail to comply with published specifications. The warranty is not applicable to product that has been altered or subject to misuse, incorrect installation or tampering, maintenance, accident or damage. Replaced or repaired WiFiber radios will have the benefit of the original warranty for the remainder of the applicable warranty period. Additionally, a dedicated team of qualified Network Engineers is available to support the Ministry on all Link integration support. Typical examples of services provided include network design, router/switch configuration, third party application integration and assisting Ministry to determine how best to take advantage of the increased bandwidth capacity provided by the Gigabeam WiFiber link. The Link Operations Service offering from Gigabeam provides customers with a comprehensive program of network operations, implementation support and professional services. GIGABEAM MAKES NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PURPOSE.

6.0 Specifications

The following are the specification of the WiFiber product:

Data rates (full duplex): 1.25 Gbps
Frequencies: 71 - 76 GHz and 81 - 86 GHz
Centre frequencies: 73.5 GHz and 83.5 GHz
Beam Width: [XXXXX]
Monitoring: SNMP via Ethernet
Signal interface: SC Optical Connector
Antenna Size: 24”
Antenna Gain: [XXXXX] at 71 GHz, and [XXXXX] at 81 GHz
Power: 48V DC with dual internal power supplies
Radio Size: 12” octagonal x 4” deep
Weight: (radio plus antenna) [XXXXX]
Temperature: Range [XXXXX]
Verification FCC Part 101
Mounting 3” to 5” diameter pole, tripod or wall mount
RF Emission: Radios generate [XXXXX] (cell phones typically generate 600) and 80-90% of radio waves are reflected from Skin

7.0 Other Terms

The Agreement is subject to the following additional terms and conditions:

•
Unless otherwise agreed to in writing, any and all commercial or technical information disclosed in any manner or at any time by GIGABEAM to the Ministry shall be deemed secret and confidential. Except as expressly allowed herein, the Ministry shall not use or disclose any such information and GigaBeam expressly reserves all rights with respect thereto. Buyer acknowledges that the products sold by Seller hereunder contain trade secrets, trademarks and other proprietary information belonging to GigaBeam, and the products sold by GigaBeam hereunder are proprietary to GigaBeam. The Ministry shall not disassemble, decompile or otherwise reverse engineer GigaBeam’s products.

•
Neither party shall be liable for incidental, consequential, indirect, special or punitive damages of any kind, or for loss of revenue, loss of business, loss of data or other financial loss arising out of or in connection with this Agreement.

•	Products, software and data sold hereunder are subject to United States export control laws.

•
This Agreement shall be construed in accordance with the laws of England and Wales. Any dispute or disagreement between the Parties arising out of or in connection with this Agreement not settled amicably within 30 days of written notification of the dispute shall be settled by arbitration in Geneva, Switzerland by a single arbitrator in accordance with the rules of arbitration of the Chamber of Commerce and Industry of Geneva, Switzerland.

The parties have caused this Agreement to be executed by their respective duly authorized representatives as of the dates listed below:

Ministry of the Interior Kingdom of Bahrain	GigaBeam Corporation

By: /s/ Sheikh Khalifa	By:	/s/ Anthony King
Name:	Name:	Anthony King

Title:	Title	Director (BDS)

Date:	Date:	8th March 2007